UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Aegon Emerging Markets Debt Fund

ANNUAL REPORT	SEPTEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-833-GO-AEGON (833-462-3466). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Aegon Funds if you invest directly with a Fund.

Investment Adviser:

Aegon USA Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-833-GO-AEGON (833-462-3466); and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

 LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

We are pleased to provide our annual report of the Aegon Emerging Markets Debt mutual fund. Market activity for the fiscal year has been notably volatile. Lowered expectations of economic growth from last year gave way to even further uncertainty with the swift spread of the Covid-19 pandemic in early 2020. As the coronavirus made its way around the world, markets took a turn for the decidedly worse and the economy spent much of the year deteriorating. PMIs declined, reflecting a softening in economic activity. Confidence also dropped as the country grappled with a worsening outbreak that would eventually lead to widespread stay at home orders and the closure of nonessential businesses. GDP consumption (notably in services) and private investment contracted over the first quarter of 2020—a sign of things to come.

Within the context of the volatile market environment, signs of hope began to emerge as markets would eventually see a rebound in, and some normalization of, economic activity following a massive contraction mid-year. Levels in GDP, employment and in activity were materially higher relative to the second quarter, albeit lower than levels from the end of last year. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

For the global markets, the outbreak of Covid-19, energy market showdown between Russia and Saudi Arabia, and the global demand shock resulted in significant decline in prices of emerging markets fixed income assets. The extraordinary scale of fiscal and monetary stimulus to counter the deteriorating economic activity reversed the negative sentiment towards the asset class that had witnessed significant decline in asset prices. The combination of unusual policy measures in developed markets and the availability of International Monetary Fund (IMF) credit facilities of $1 trillion designed to help developing countries, encouraged EM investors to come back despite the still-uncertain economic recovery and rising Covid-19 infections.

Please refer the Management Discussion & Analysis for additional information on the performance of the Aegon Emerging Markets Debt fund.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

As always, we appreciate you entrusting us with your assets and look forward to serving you in the future.

Sincerely,

Jeff Grills

Head of Emerging Markets

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020 (UNAUDITED)

Performance Review

During the trailing 12-month period, fund performance benefitted from declining US Treasury yields and positive contribution from investment-grade segments, local rates and corporates. While local currency yields declined, the weakness in EM FX modestly impacted performance. Spreads tightened significantly over the second and third quarter as supportive global fiscal and monetary policy stimulus helped support risk assets despite the ongoing Covid-19 uncertainty. The primary contributors to benchmark-relative excess performance were country allocation and security selection, detracted by local currency positioning. In hard currency, the positions in Argentina, Chile, and Indonesia contributed to active returns. However, exposures in Sri Lanka, Saudi Arabia, and Israel detracted from benchmark-relative performance. In local debt, the fund’s positioning in Argentina Peso, Dominican Republic Peso, and Mexican Peso hurt relative performance, offset by exposures in Colombian Peso, Malaysian Ringgit, and Brazilian Real.

Positioning & Themes

Broadly, this year will go down in financial market history. The Fed delivered two emergency interest rate cuts earlier this year totaling 150bps taking the Fed Funds interest rate target range at 0.00%-0.25%. The availability of International Monetary Fund (IMF) credit facilities of $1 trillion, designed to help developing countries suffering from the pandemic, encouraged EM investors to come back to EM despite the still-uncertain economic recovery. Financial markets sentiment turned positive due to the action of the Fed and emerging markets staged a remarkable comeback in the last two quarters. The US Treasury 10-year benchmark yield declined 102bps, closing at 0.65%, and well below its five-year average of 2.08%. This was reflected in the annual rating bucket sovereign performance, with EM investment grade debt outperforming high yield debt. Sovereign credit spreads widened.

In the short term, we expect emerging economies to continue to gradually normalize as they transition to a Covid-19 pandemic environment. At the country level, China’s path to normalization and V-shaped recovery may be an indicator of what other EM countries may experience driven by domestic demand and exports. With yields in core markets likely to stay zero-bound for the foreseeable future, investors will continue to search for risk premia available in emerging markets.

We favor selective credits that have appropriate spreads supported by fundamentals able to weather the negative impacts of the pandemic. Against

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020 (UNAUDITED)

this backdrop, positioning and trading activity in the has centered around idiosyncratic developments. We have recently increased positions in Hong Kong, Mongolia, and Brazil. We also reduced exposures in Turkey, China, and Russia. On a market value basis, the top country overweight allocations were in Chile, Mexico, and Ukraine, along with underweight positioning in Philippines, Russia, and Saudi Arabia. We also adjusted local-currency positions in Colombia Peso and Chilean Peso. The recent dislocations in asset prices provide an opportunity to capitalize on fundamentally sound EM credits. On a market value basis, the top country overweight allocations were in Chile, Mexico, and Ukraine, along with underweight positioning in Philippines, Russia, and Saudi Arabia. We also adjusted local currency positions in Colombia Peso and Chilean Peso. The recent dislocations in asset prices provide an opportunity to capitalize on fundamentally sound EM credits.

Market Outlook

We remain cautiously constructive on emerging market debt in the near term. The actions taken by the Fed on monetary policy accompanied with facilities enabling purchase of US credits has driven emerging market spreads tighter and sustained a rally over the last two quarters. Emerging markets have experienced a contraction in external trade, declining capital inflows and lower commodity export prices. We expect a combination of counter-cyclical policies combined with unprecedented monetary and fiscal policies globally to support emerging markets. However, this also runs into the challenges of rising fiscal balances and public debt that is being funded increasingly with central bank government bond purchase programs in EM countries (namely, Poland, India, Brazil, Indonesia, South Africa, Turkey, etc.). Rising fiscal deficits and unconventional policy measures present longer-term risks to emerging market local debt. Over ninety countries have requested emergency financing from the IMF’s $1 trillion lending facilities, including the G-20 DSSI program. Longer term, we also see a weaker US dollar supporting emerging market currencies. We expect the widespread availability of an effective Covid-19 vaccine to accelerate global economic recovery. We also believe that the upcoming US elections have the potential to inject volatility into emerging markets.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020 (UNAUDITED)

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020 (UNAUDITED)

Comparison of Change in the Value of a $250,000 Investment in the Aegon Emerging Markets Debt Fund, Institutional Shares versus JP Morgan EMBI Global Diversified Index.

Average Annual Total Return for the Period Ended September 30, 2020
	One Year	Annualized Inception to Date*
Institutional Shares	1.66%	2.53%
Investor Shares†	1.42%	2.22%
JPMorgan Emerging Markets Bond Index Global Diversified Index	1.29%	3.47%

* The Fund commenced operations on June 14, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

Definition of the Comparative Indices

The JPMorgan EMBI Global Diversified Index tracks total returns for US dollar–denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS GLOBAL BONDS — 97.9%
	Face Amount(1)		Value
Angola — 1.0%
Angolan Government International Bond
9.38%, 05/08/48	$	200,000	$155,944
8.25%, 05/09/28		400,000	317,800

			473,744

Argentina — 2.3%
Argentine Republic Government International Bond
Callable 11/02/20 @ $100
0.13%, 1.13%, 07/9/21, 07/09/35(a)		849,992	319,597
Callable 11/02/20 @ $100
1.00%, 07/09/29		70,710	32,244
Callable 11/02/20 @ $100
0.13%, 0.50%, 07/09/21, 07/09/30(a)		702,006	294,843
Provincia de Buenos Aires
33.38%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 04/12/25(b)(c)(d)	ARS	10,000,000	61,557
9.13%, 03/16/24(d)		390,000	154,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Argentina — (continued)
Transportadora de Gas del Sur
Callable 05/02/22 @ $103
6.75%, 05/02/25	$	250,000	$201,253

			1,063,544

Brazil — 5.1%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/27	BRL	4,250,000	860,432
Brazilian Government International Bond 3.88%, 06/12/30		200,000	200,000
Embraer Netherlands Finance BV 6.95%, 01/17/28(c)		222,000	224,440
MV24 Capital BV 6.75%, 06/01/34(c)		624,090	630,018
NBM US Holdings Callable 05/14/22 @ $104
7.00%, 05/14/26(c)		425,000	449,858

			2,364,748

Chile — 7.6%
Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/30(c)	CLP	535,000,000	800,405
Chile Government International Bond Callable 07/25/49 @ $100
3.50%, 01/25/50		500,000	570,000
Callable 10/27/31 @ $100
2.55%, 01/27/32		600,000	633,306
Nacional del Cobre de Chile 5.63%, 09/21/35		340,000	437,055
Callable 05/01/27 @ $100 3.63%, 08/01/27		750,000	819,665
VTR Finance Callable 07/15/23 @ $103
6.38%, 07/15/28(c)		250,000	263,437

			3,523,868

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
China — 6.0%
Baidu Callable 03/07/25 @ $100 3.08%, 04/07/25	$	300,000	$318,816
CAR Callable 11/02/20 @ $102 6.00%, 02/11/21		600,000	525,300
PBOC International Note 2.70%, 08/17/21	CNY	5,000,000	733,819
Sinopec Group Overseas Development 2015 4.10%, 04/28/45		1,000,000	1,200,310

			2,778,245

Colombia — 2.1%
Colombian TES 7.75%, 09/18/30	COP	1,000,000,000	301,510
7.50%, 08/26/26	COP	500,000,000	150,537
Millicom International Cellular Callable 03/25/24 @ $103 6.25%, 03/25/29		500,000	533,750

			985,797

Czech Republic — 1.4%
Czech Republic Government Bond 4.70%, 09/12/22	CZK	5,520,000	260,699
2.75%, 07/23/29	CZK	3,510,000	177,466
1.00%, 06/26/26	CZK	4,290,000	190,074

			628,239

Dominican Republic — 2.8%
Dominican Republic International Bond 8.90%, 02/15/23(c)	DOP	43,820,000	747,129
7.50%, 05/06/21		36,667	37,767
6.88%, 01/29/26		110,000	122,376
6.85%, 01/27/45		350,000	368,550

			1,275,822

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Ecuador — 0.6%
Ecuador Government International Bond 6.72%, 07/31/30(e)	$	29,639	$13,747
0.50%, 5.00%, 07/31/21, 07/31/30(a)(c)		104,706	70,678
0.50%, 1.00%, 07/31/21, 07/31/35(a)(c)		274,396	151,607
0.50%, 0.50%, 07/31/21, 07/31/40(a)(c)		125,758	62,722

			298,754

Egypt — 0.8%

Egypt Government International Bond 7.05%, 01/15/32		200,000	190,500
6.59%, 02/21/28		200,000	197,326

			387,826

Ethiopia — 0.5%
Ethiopia International Bond 6.63%, 12/11/24		210,000	210,000

Ghana — 0.5%
Ghana Government International Bond 7.88%, 02/11/35(c)		250,000	210,475

Hong Kong — 1.0%
Elect Global Investments Callable 06/03/25 @ $100 4.10%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.887%(b)(f)		500,000	485,625

Hungary — 0.8%
Hungary Government Bond 2.75%, 12/22/26	HUF	60,070,000	203,456
2.50%, 10/27/21	HUF	35,160,000	115,445
1.75%, 10/26/22	HUF	13,810,000	45,089

			363,990

India — 1.6%
Future Retail Callable 01/22/23 @ $103 5.60%, 01/22/25(c)		290,000	245,050
Indiabulls Housing Finance MTN 6.38%, 05/28/22		250,000	207,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
India — (continued)
Network i2i Callable 01/15/25 @ $100 5.65%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.274%(b)(f)	$	300,000	$300,000

			752,675

Indonesia — 7.6%
Indonesia Asahan Aluminium Persero Callable 02/15/30 @ $100 5.45%, 05/15/30(c)		400,000	462,421
Indonesia Government International Bond MTN 5.13%, 01/15/45		450,000	565,278
4.10%, 04/24/28		900,000	1,025,189
Indonesia Treasury Bond 7.00%, 05/15/27	IDR	5,000,000,000	346,102
6.63%, 05/15/33	IDR	18,000,000,000	1,152,218

			3,551,208

Iraq — 0.8%
Iraq International Bond Callable 11/16/20 @ $100
5.80%, 01/15/28		412,500	367,558

Ivory Coast — 0.8%
Ivory Coast Government International Bond 6.38%, 03/03/28		170,000	169,706
6.13%, 06/15/33(c)		200,000	186,828

			356,534

Jordan — 0.7%
Jordan Government International Bond
6.13%, 01/29/26		300,000	306,724

Kazakhstan — 1.8%
KazMunayGas National JSC
5.75%, 04/19/47		700,000	829,304

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value

Kuwait — 0.5%
NBK Tier 1 Financing
Callable 04/09/21 @ $100
5.75%, VAR USD Swap Semi 30/360 6 Yr Curr+4.119%(b)(f)	$	250,000	$249,945

Lebanon — 0.2%
Lebanon Government International Bond
6.75%, 11/29/27(d)		500,000	78,650

Malaysia — 3.4%
Malaysia Government Bond
4.23%, 06/30/31	MYR	660,000	178,855
3.90%, 11/30/26	MYR	3,500,000	913,189
3.66%, 10/15/20	MYR	1,100,000	264,884
Petronas Capital MTN
Callable 01/21/30 @ $100
3.50%, 04/21/30(c)		200,000	223,516

			1,580,444

Mexico — 8.9%
Alpek
Callable 06/18/29 @ $100
4.25%, 09/18/29		500,000	493,750
Banco Mercantil del Norte
Callable 06/27/29 @ $100
7.50%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470% (b)(c)(f)		750,000	739,275
Grupo Bimbo
5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.280%(b)(f)		556,000	582,271
Grupo Cementos de Chihuahua
Callable 06/23/21 @ $103
5.25%, 06/23/24		260,000	270,078
Mexican Bonos
8.00%, 11/07/47	MXN	6,000,000	299,849
7.50%, 06/03/27	MXN	3,500,000	175,939
6.75%, 03/09/23	MXN	2,400,000	114,144

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Mexico — (continued)

Petroleos Mexicanos
Callable 07/23/49 @ $100
7.69%, 01/23/50(c)	$	379,000	$317,223
7.19%, 09/12/24	MXN	17,000,000	665,961
Callable 11/23/26 @ $100
6.49%, 01/23/27(c)		400,000	375,000
Callable 10/28/30 @ $100
5.95%, 01/28/31(c)		21,000	17,734
4.50%, 01/23/26		79,000	70,547

			4,121,771

Mongolia — 1.7%
Development Bank of Mongolia
7.25%, 10/23/23		250,000	261,269
Mongolia Government International Bond
8.75%, 03/09/24		200,000	223,016
5.13%, 04/07/26(c)		300,000	301,500

			785,785

Mozambique — 0.4%
Mozambique International Bond
5.00%, 09/15/31		239,000	193,547

Nigeria — 1.4%
IHS Netherlands Holdco BV
Callable 09/18/22 @ $104
8.00%, 09/18/27(c)		350,000	357,875
SEPLAT Petroleum Development
Callable 11/02/20 @ $105
9.25%, 04/01/23		300,000	300,582

			658,457

Oman — 1.0%
Oman Government International Bond MTN
6.00%, 08/01/29(c)		480,000	441,733

Panama — 0.5%
Panama Government International Bond
Callable 10/01/55 @ $100
4.50%, 04/01/56		200,000	250,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Peru — 3.5%
Camposol
Callable 02/03/24 @ $103
6.00%, 02/03/27(c)	$	306,000	$314,032
Inretail Pharma
Callable 05/02/21 @ $103
5.38%, 05/02/23(c)		250,000	260,312
Lima Metro Line 2 Finance
5.88%, 07/05/34		306,554	373,383
Peru Government Bond
6.15%, 08/12/32	PEN	1,580,000	503,047
5.35%, 08/12/40	PEN	600,000	164,882

			1,615,656

Poland — 2.3%
Republic of Poland Government Bond
5.75%, 09/23/22	PLN	1,300,000	373,911
5.25%, 10/25/20	PLN	840,000	218,008
2.50%, 07/25/26	PLN	1,700,000	481,889

			1,073,808

Qatar — 4.0%
Qatar Government International Bond
4.82%, 03/14/49(c)		300,000	403,935
4.50%, 04/23/28		1,000,000	1,195,000
4.40%, 04/16/50(c)		200,000	257,340

			1,856,275

Romania — 1.3%
Romania Government Bond
5.80%, 07/26/27	RON	210,000	57,619
3.25%, 03/22/21	RON	700,000	168,763
3.25%, 04/29/24	RON	290,000	69,871
Romanian Government International Bond
3.00%, 02/14/31(c)		308,000	316,045

			612,298

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Russia — 2.3%
Lukoil Securities BV
3.88%, 05/06/30(c)	$	350,000	$369,705
Russian Federal Bond - OFZ
7.05%, 01/19/28	RUB	20,000,000	273,913
Russian Railways Via RZD Capital
8.80%, 10/04/25	RUB	30,500,000	437,417

			1,081,035

Saudi Arabia — 1.3%
Dar Al-Arkan Sukuk MTN
6.88%, 04/10/22		600,000	597,600

Senegal — 0.4%
Senegal Government International Bond
6.25%, 05/23/33		200,000	196,928

South Africa — 3.2%
Republic of South Africa Government Bond
10.50%, 12/21/26	ZAR	5,000,000	345,442
8.75%, 02/28/48	ZAR	8,000,000	367,045
7.75%, 02/28/23	ZAR	2,000,000	127,904
Republic of South Africa Government International Bond
6.25%, 03/08/41		290,000	277,791
4.85%, 09/30/29		400,000	381,122

			1,499,304

Spain — 0.7%
AI Candelaria Spain SLU
Callable 09/15/28 @ $100
7.50%, 12/15/28(c)		300,000	324,000

Sri Lanka — 1.3%
Sri Lanka Government International Bond
6.85%, 03/14/24		850,000	620,500

Thailand — 1.4%
Thailand Government Bond
3.85%, 12/12/25	THB	9,260,000	335,716
3.40%, 06/17/36	THB	8,110,000	315,225

			650,941

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Tunisia — 0.4%
Banque Centrale de Tunisie International Bond
5.75%, 01/30/25(c)	$	200,000	$179,482

Turkey — 1.9%
Petkim Petrokimya Holding
Callable 01/26/21 @ $103
5.88%, 01/26/23		600,000	595,450
Turkey Government Bond
10.40%, 03/20/24	TRY	1,000,000	120,682
Turkey Government International Bond
4.25%, 04/14/26		200,000	180,082

			896,214

Ukraine — 3.4%
Kernel Holding
8.75%, 01/31/22		600,000	620,100
Ukraine Government International Bond 0.00%, 05/31/40(b)(c)		250,000	227,100
7.75%, 09/01/26		400,000	397,500
7.75%, 09/01/27		350,000	346,192

			1,590,892

United Arab Emirates — 3.0%
Abu Dhabi Crude Oil Pipeline 4.60%, 11/02/47		220,000	269,298
Abu Dhabi Government International Bond MTN 3.88%, 04/16/50(c)		200,000	244,000
GEMS MENASA Cayman
Callable 07/31/22 @ $104
7.13%, 07/31/26(c)		400,000	396,000
MAF Global Securities 5.50%, VAR USD Swap Semi 30/360 5 Yr Curr+3.476%(b)(f)		500,000	492,800

			1,402,098

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
United States — 0.7%
Citgo Holding
Callable 08/01/21 @ $105
9.25%, 08/01/24(c)	$	120,000	$114,300
Metinvest BV 6.50%, 10/01/27(c)		200,000	194,058

			308,358

Uruguay — 0.8%
Uruguay Government International Bond
Callable 10/23/30 @ $100
4.38%, 01/23/31		330,000	392,291

Uzbekistan — 2.2%
Republic of Uzbekistan Bond MTN 5.38%, 02/20/29		600,000	668,904
Uzbek Industrial and Construction Bank ATB 5.75%, 12/02/24		350,000	364,525

			1,033,429

Total Global Bonds (Cost $46,786,257)			45,506,621

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bond 1.25%, 5/15/50		150,000	142,594
U.S. Treasury Note 1.63%, 8/15/29		280,000	304,937

Total U.S. Treasury Obligations (Cost $425,817)			447,531

Total Investments - 98.9% (Cost $47,212,074)			$45,954,152

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2020

Percentages are based on Net Assets of $46,464,653.

ARS — Argentine Peso
BRL — Brazilian Real
CLP — Chilean Peso
CNY — Chinese Yuan
COP — Colombian Peso
CZK — Czech Koruna
DOP — Dominican Peso
HUF — Hungarian Forint
IDR — Indonesian Rupiah
JSC — Joint Stock Company
MTN — Medium Term Note
MXN — Mexican Peso
MYR — Malaysian Ringgit
PEN — Peruvian Sol
PLN — Polish Zloty
RON — Romanian Leu
RUB — Russian Ruble
THB — Thai Baht
TRY — Turkish Lira
VAR — Variable Rate
ZAR — South African Rand

(1)	In U.S. dollars unless otherwise indicated.
(a)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(c)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $10,727,439 or 23.1% of net assets.

(d)	Security is in default on interest payment.
(e)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(f)	Perpetual security with no stated maturity date.

As of September 30, 2020, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements under U.S. generally accepted accounting principles.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

 STATEMENT OF ASSETS AND LIABILITIES

Aegon Emerging Markets Debt Fund
Assets:
Investments, at Value (Cost $47,212,074)	$45,954,152
Foreign Currency, at Value (Cost $232,189)	192,924
Receivable for Investment Securities Sold	769,650
Dividend and Interest Receivable	572,226
Receivable due from Adviser	3,578
Prepaid Expenses	19,090

Total Assets	47,511,620

Liabilities:
Payable for Investment Securities Purchased	901,073
Payable due to Custodian	58,804
Accrued Foreign Capital Gains Tax on Appreciated Securities	13,777
Payable due to Administrator	11,475
Payable due to Trustees	4,492
Chief Compliance Officer Fees Payable	1,524
Distribution Fees Payable (Investor Shares)	42
Other Accrued Expenses and Other Payables	55,780

Total Liabilities	1,046,967

Net Assets	$46,464,653

Net Assets Consist of:
Paid-in Capital	$47,502,144
Total Accumulated Loss	(1,037,491)

Net Assets	$46,464,653

Institutional Shares:
Net Assets	$46,233,073
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	4,728,932
Net Asset Value Offering and Redemption Price, Per Share	$9.78

Investor Shares:
Net Assets	$231,580
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	23,692
Net Asset Value Offering and Redemption Price, Per Share	$9.77

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT FOR THE YEAR ENDED SEPTEMBER 30, 2020

 STATEMENT OF OPERATIONS

Aegon Emerging Markets Debt Fund
Investment Income:
Interest	2,500,658
Less: Foreign Taxes Withheld	(34,371)

Total Investment Income	2,466,287

Expenses:
Investment Advisory Fees	295,145
Administration Fees	180,825
Trustees’ Fees	20,781
Chief Compliance Officer Fees	6,160
Distribution Fees (Investor Shares)	566
Offering Costs — Note 2	61,091
Transfer Agent Fees	51,397
Legal Fees	48,218
Printing Fees	27,906
Audit Fees	27,361
Registration and Filing Fees	22,182
Other Expenses	35,901

Total Expenses	777,533

Less:
Investment Advisory Fee Waiver	(295,145)
Reimbursement from Adviser	(141,270)

Net Expenses	341,118

Net Investment Income	2,125,169

Net Realized Gain (Loss) on:
Investments	300,333
Foreign Currency Transactions	(420,070)

Net Realized Loss	(119,737)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,189,917)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(13,777)
Foreign Currency Translation	(36,806)

Net Unrealized Depreciation	(1,240,500)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(1,360,237)

Net Increase in Net Assets Resulting from Operations	$764,932

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Period Ended September 30, 2019(1)
Operations:
Net Investment Income	$2,125,169	$576,097
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(119,737)	198,330
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translation	(1,240,500)	(74,704)

Net Increase in Net Assets Resulting From Operations	764,932	699,723

Distributions:
Institutional Shares	(1,948,657)	(541,671)
Investor Shares	(9,254)	(2,564)

Total Distributions	(1,957,911)	(544,235)

Capital Share Transactions:(2)

Institutional Shares
Issued	—	44,775,100
Reinvestment of Dividends and Distributions	1,948,657	541,671
Redeemed	(101)	—

Net Institutional Share Transactions	1,948,556	45,316,771

Investor Shares
Issued	—	225,100
Reinvestment of Dividends and Distributions	9,254	2,564
Redeemed	(101)	—

Net Investor Share Transactions	9,153	227,664

Net Increase in Net Assets From Capital Share Transactions	1,957,709	45,544,435

Total Increase in Net Assets	764,730	45,699,923

Net Assets:
Beginning of Year/Period	45,699,923	—

End of Year/Period	$46,464,653	$45,699,923

(1)	Commenced operations on June 14, 2019.
(2)	For share transactions, see Note 6 in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year/Period

Institutional Shares

	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.04	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.46	0.13
Net Realized and Unrealized Gain (Loss)	(0.30)	0.03

Total from Investment Operations	0.16	0.16

Dividends and Distributions:
Net Investment Income	(0.37)	(0.12)
Capital Gains	(0.05)	—

Total Dividends and Distributions	(0.42)	(0.12)

Net Asset Value, End of Year/Period	$9.78	$10.04

Total Return†	1.66%	1.61%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$46,233	$45,472
Ratio of Expenses to Average Net Assets	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.71%	2.04%††
Ratio of Net Investment Income to Average Net Assets	4.68%	4.35%††
Portfolio Turnover Rate	66%	24%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year/Period

Investor Shares

	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.03	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.43	0.12
Net Realized and Unrealized Gain (Loss)	(0.30)	0.02

Total from Investment Operations	0.13	0.14

Dividends and Distributions:
Net Investment Income	(0.34)	(0.11)
Capital Gains	(0.05)	—

Total Dividends and Distributions	(0.39)	(0.11)

Net Asset Value, End of Year/Period	$9.77	$10.03

Total Return†	1.42%	1.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$232	$228
Ratio of Expenses to Average Net Assets	1.00%	1.00%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.96%	2.29%††
Ratio of Net Investment Income to Average Net Assets	4.43%	4.10%††
Portfolio Turnover Rate	66%	24%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Aegon Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”) (the “Fund”). The investment objective of the Aegon Emerging Markets Debt Fund is to maximize total return, consisting of income and capital appreciation. The Fund is classified as a diversified investment company. Aegon USA Investment Management, LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offer Institutional Class Shares and Investor Class Shares. The Fund commenced operations on June 14, 2019. The financial statements of the remaining Funds of the Trust are presented separately. The assets of Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Short Duration High Yield Fund liquidated all assets on June 30, 2020.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Fund of the Trust based on the number of Fund and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income monthly, and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2020, the Fund’s offering costs have been fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended September 30, 2020, the Fund was allocated CCO fees totaling $6,160.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended September 30, 2020, the Emerging Markets Debt Fund paid $180,825 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the year ended September 30, 2020, the Fund was charged $566.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65%, respectively of the Fund’s average daily net assets.

For the Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2021. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021. Accordingly, the contractual expense limitations for the Fund is as follows:

	Institutional Shares	Investor Shares
Emerging Markets Debt Fund	0.75%	1.00%

At September 30, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2022	2023
Emerging Markets Debt Fund	$171,079	$436,415

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

6. Shares Transactions:

	Year Ended September 30, 2020	Period Ended September 30, 2019(1)
Emerging Markets Debt Fund

Shares Transactions:

Institutional Shares
Issued	–	4,477,510
Reinvestment of Dividends and Distributions	197,676	53,756
Redeemed	(10)	–

Increase in Institutional Shares	197,666	4,531,266

Investor Shares
Issued	–	22,510
Reinvestment of Dividends and Distributions	938	255
Redeemed	(11)	–

Increase in Investor Shares	927	22,765

Net Increase in Shares Outstanding from Share Transactions	198,593	4,554,031

(1) Commenced operations on June 14, 2019.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended September 30, 2020, were as follows:

	Purchases	Sales
U.S. Government	$2,114,745	$1,782,994
Other	28,319,938	27,231,275

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributed earnings (accumulated loss) or paid-in capital, as appropriate, in the period that the

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

differences arise. The permanent differences are primarily attributed to gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, distribution reclassification and foreign currency translations. During the year ended September 30, 2020, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions paid during the year ended September 30, 2020 are as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Emerging Markets Debt Fund	$1,957,911	$–	$1,957,911

As of September 30, 2020, the components of Accumulated Losses on a tax basis were as follows:

Emerging Markets Debt Fund
Undistributed Ordinary Income	$168,729
Unrealized Depreciation	(1,159,917)
Other Temporary Differences	(46,303)

Total Accumulated Losses	$(1,037,491)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to Mark to market on Argentine Peso which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at September 30, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Emerging Markets Debt Fund	$47,056,779	$1,340,741	$(2,486,873)	$(1,146,132)

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

9. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the applicable Fund’s net asset value (“NAV”) and ability to meet that Fund’s investment objective.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Prepayment/Re-investment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Duration Risk — A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements,

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Government Agencies Risk — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Supranational Entities Risk — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described elsewhere in this section. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described elsewhere in this section. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Environmental, Social and Governance Risk — The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

10. Other:

At September 30, 2020, the percentage of total shares outstanding held by shareholders of the Fund owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Emerging Markets Debt Fund
Institutional Shares	1	100%
Investor Shares	1	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Aegon Emerging Markets Debt Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aegon Emerging Markets Debt Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, and the statement of changes in net assets and the financial highlights for the year ended September 30, 2020 and for the period June 14, 2019 (commencement of operations) through September 30, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year ended September 30, 2020, and the changes in its net assets and the financial highlights for the year ended September 30, 2020 and for the period June 14, 2019 (commencement of operations) through September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 25, 2020

We have served as the auditor of one or more investment companies in Aegon USA Investment Management, LLC since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2020 to September 30, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Emerging Markets Debt Fund - Institutional Shares
Actual Portfolio Return	$1,000.00	$1,168.20	0.75%	$4.07

Hypothetical 5% Return	1,000.00	1,021.25	0.75	3.79
Emerging Markets Debt Fund - Investor Shares
Actual Portfolio Return	$1,000.00	$1,165.80	1.00%	$5.41

Hypothetical 5% Return	1,000.00	1,020.00	1.00	5.05

*  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-462-3466. The following chart lists Trustees and Officers as of September 30, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[2]
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Other Directorships

Held in the Past Five Years3

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

None.

None.

None.

None.

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2020, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Emerging Markets Debt Fund	0.00%	100.00%	100.00%	0.00%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Emerging Markets Debt Fund	0.00%	0.49%	1.15%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2020

The Emerging Markets Debt Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended September 30, 2020 the total amount of foreign source income is $2,089,444. The total amount of foreign tax paid is $34,371. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Aegon Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-462-3466

Investment Adviser:

Aegon USA Investment Management, LLC

6300 C Street SW

Cedar Rapids, Iowa 54299

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

AAM-AR-001-0200

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2020			2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$581,815	$0	$607,218	$530,415	$0	$0
(b)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$335,050	$0	$0	$60,100
(d)	All Other Fees	$0	$0	$15,941	$0	$0	$10,000

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2020	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)          The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $350,991 and $70,100 for 2020 and 2019, respectively.

(h)          During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO
Date: December 9, 2020